Exhibit 21.1
BFC Financial Corporation
List of Subsidiaries

State
Incorporated
Subsidiaries of BFC Financial Corporation
BankAtlantic Bancorp, Inc.	Florida
Woodbridge Holdings Corporation (formerly Levitt Corporation)	Florida
Eden Services, Inc.	Florida
BFC Securities Corp	Florida
BankAtlantic Financial Ventures II, LLC	Florida
I.R.E. Property Analysts, Inc.	Florida
I.R.E. Energy 1981, Inc.	Florida
Southern National General Corporation	Florida
Kingsway Services Inc.	Florida
BFC Shared Services Corporation	Florida
Risk Management Services, LLC	Florida
I.R.E. Real Estate Investments Inc.	Florida
BFC/CCC, Inc. (formerly Cypress Creek Capital, Inc.)	Florida
Subsidiaries of BFC/CCC, Inc.
Cypress Creek 1515, Inc.	Florida
Cypress Creek Capital GP, LLC	Florida
CCC East Tampa, LLC	Florida
CCC East Kennedy GP, LLC	Florida
CCC Real Estate Management, LLC	Florida
CCC GP I, LLC	Florida
Subsidiaries of BankAtlantic Bancorp, Inc.
BankAtlantic	US
BA-HD, LLC	Florida
BA-TOL, LLC	Florida
ATM Services, LLC	Florida
BBC Capital Trust II	Delaware
BBC Capital Statutory Trust III	Connecticut
BBC Capital Statutory Trust IV	Connecticut
BBC Capital Trust V	Connecticut
BBC Capital Trust VI	Delaware
BBC Capital Statutory Trust VII	Connecticut
BBC Capital Trust VIII	Delaware
BBC Capital Trust IX	Delaware
BBC Capital Statutory Trust X	Connecticut
BBC Capital Trust XI	Delaware
BBC Capital Trust XII	Delaware
BBX Capital Trust 2007 I(A)	Delaware
BBX Capital Trust 2007 II(A)	Delaware
BankAtlantic Bancorp Partners, Inc.	Florida
Risk Services Group, LLC	Florida

State
Incorporated

Subsidiaries of BankAtlantic
Banc Servicing Center, LLC	Florida
BankAtlantic Factors, LLC	Florida
BA Community Development Corporation	Delaware
BA Equity Ventures, LLC	Florida
BA Financial Services, LLC	Florida
BAH Corp.	Delaware
BankAtlantic Leasing Inc.	Florida
BankAtlantic Mortgage, LLC	Florida
BankAtlantic Mortgage Partners, Inc.	Florida
Fidelity Service, LLC	Florida
Fidelity Tax, LLC	Florida
Hammock Homes, LLC	Florida
FT Properties, LLC	Florida
Heartwood 11, LLC	Florida
Heartwood 13, LLC	Florida
Heartwood 14, LLC	Florida
Heartwood 16, LLC	Florida
Heartwood 18, LLC	Florida
Heartwood 19, LLC	Florida
Heartwood 2, LLC	Florida
Heartwood 20, LLC	Florida
Heartwood 21, LLC	Florida
Heartwood 3, LLC	Florida
Heartwood 4, LLC	Florida
Heartwood 7, LLC	Florida
Heartwood 87, LLC	Florida
Heartwood 88, LLC	Florida
Heartwood 90, LLC	Florida
Heartwood 91, LLC	Florida
Heartwood 91-1, LLC	Florida
Heartwood 91-2, LLC	Florida
Heartwood 91-3, LLC	Florida
Heartwood 91-4, LLC	Florida
Sunrise Atlantic, LLC	Florida
Palm River Development Co., Inc.	Florida
River Club of Vero Beach, LLC	Florida
Professional Valuation Services, LLC	Florida
Heartwood Holdings, Inc.	Florida
Leasing Technology, Inc.	Florida
Subsidiaries of BA Equity Ventures, LLC
BA-GR, LLC	Florida
BA-SL, LLC	Florida

State
Incorporated

Subsidiaries of Woodbridge Holdings Corporation
BankAtlantic Venture Partners 1, LLC	Florida
BankAtlantic Venture Partners 2, LLC	Florida
BankAtlantic Venture Partners 3, LLC	Florida
BankAtlantic Venture Partners 4, LLC	Florida
BankAtlantic Venture Partners 7, Inc	Florida
BankAtlantic Venture Partners 8, Inc	Florida
BankAtlantic Venture Partners 9, Inc	Florida
BankAtlantic Venture Partners 10, Inc	Florida
BankAtlantic Venture Partners 14, Inc	Florida
BankAtlantic Venture Partners 15, Inc	Florida
Carolina Oak Homes, LLC	So. Carolina
Core Communities, LLC	Florida
Cypress Creek Capital Holdings, LLC	Florida
Cypress Creek Holding, LLC	Delaware, Florida (as a foreign LLC)
Levitt Commercial, LLC	Florida
Levitt Insurance Service, LLC	Florida
Woodbridge Capital Corporation	Florida
Woodbridge Equity Fund, LLLP	Florida
Woodbridge Equity Fund II, LLP	Florida
Snapper Creek Equity Management, LLP	Florida
Woodbridge Financial, LLC	Florida
Subsidiaries of Levitt Commercial, LLC
Levitt Commercial Andrews, LLC	Florida
Levitt Commercial Boynton Commerce Center, LLC	Florida
Levitt Commercial High Ridge II, LLC	Florida
Levitt Commercial High Ridge, LLC	Florida
Levitt Commercial Sawgrass, LLC	Florida
Levitt Commercial Development LLC	Florida
Levitt Village at Victoria Park, LLC	Florida
Subsidiaries of Levitt Commercial Development, LLC
Levitt Commercial Construction, LLC	Florida

State
Incorporated

Subsidiaries of Core Communities, LLC
Core Commercial Group, LLC	Florida
Core Commercial Realty, LLC	Florida
Core Communities of South Carolina, LLC (f/k/a Core Communities S.C. Operations, LLC)	So. Carolina
Horizons Acquisition 5, LLC	Florida
Horizons Acquisition 7, LLC	Florida
Horizons St. Lucie Development, LLC	Florida
Lake Charles Development Company, LLC	Florida
Somerset Realty, LLC	Florida
St. Lucie Farms, LLC	Florida
St. Lucie West Development Company, LLC	Florida
Tradition Brewery, LLC	Florida
Tradition Construction, LLC	Florida
Tradition Development Company, LLC	Florida
Tradition Health & Fitness LLC	Florida
Tradition Irrigation Company, LLC	Florida
Tradition Mortgage, LLC	Florida
Tradition Outfitters, LLC	Florida
Tradition Title Company, LLC	Florida
Tradition Village Center, LLC	Florida
Core Development Company, LLC	Mississippi
Core Asset Advisors, LLC	Florida
Subsidiaries of Core Commercial Group, LLC
The Landing Holding Company, LLC	Florida
Landing Phase II, LLC (f/k/a Town Hall at Tradition, LLC)	Florida
Subsidiaries of Core Commercial Realty, LLC
Tradition Realty, LLC	Florida
Tradition Referral, LLC	Florida
Subsidiaries of Core Communities of South Carolina, LLC (S.C. LLC)
Tradition of South Carolina Commercial Development, LLC	South Carolina
Tradition of South Carolina Construction, LLC	South Carolina
Tradition of South Carolina Development Company, LLC	South Carolina
Tradition of South Carolina Irrigation Company, LLC	South Carolina
Tradition Hilton Head Realty, LLC (f/k/a Tradition of South Carolina Realty, LLC)	South Carolina
Tradition of South Carolina Village Center, LLC	South Carolina
Tradition National Golf Club, LLC (f/k/a TSCG Club, LLC)	South Carolina
Tradition Hilton Head, LLC	South Carolina
Subsidiaries of Horizons St. Lucie Development, LLC
Tradition Research Park, LLC	Florida
Florida Center for Innovation at Tradition, LLC	Florida
Village Pointe at Tradition, LLC	Florida
Subsidiaries of The Landing Holding Company, LLC
The Landing at Tradition Development Company, LLC	Florida
Subsidiaries of Tradition Development Company, LLC
Tradition Outlet, LLC	Florida
Tradition House, LLC	Florida
Partnerships of Woodbridge Capital Corporation
Woodbridge Equity Fund, LLLP	Florida